SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 4, 2003

SONIC AUTOMOTIVE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13395	56-201079
(Commission File Number)	(I.R.S. Employer Indentification No.)

5401 E. Independence Boulevard, Charlotte, North Carolina	28212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 566-2400

Item 9.    Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition

Sonic Automotive, Inc. (“Sonic”) is filing this Current Report on Form 8-K to reflect the reclassifications of franchises between discontinued and continuing operations in accordance with the provisions of Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Live Assets (“SFAS 144). Although the information in this Current Report is being furnished to the Commission under Item 9 of Form 8-K, we are hereby incorporating this Current Report into our existing and future prospectuses, registration statements and other filings with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

During 2002, Sonic completed the disposal of 16 automobile franchises and as of December 31, 2002 had approved, but not yet completed, the disposition of ten additional franchises. In accordance with the provisions of SFAS 144, the results of operations of these franchises for the years ended December 31, 2002, 2001 and 2000 were reported as discontinued operations in Sonic’s Annual Report on Form 10-K for the year ended December 31, 2002 (the “2002 10-K”).

As of March 31, 2003, Sonic had approved, but not yet completed, the disposition of five additional franchises that had not been identified for disposition as of December 31, 2002. In accordance with the provisions of SFAS 144, the results of operations of these franchises for the three months ended March 31, 2003 and 2002 were removed from the results of continuing operations and included in the results of discontinued operations in Sonic’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003. In addition, as of March 31, 2003, Sonic decided to retain three franchises that had previously been identified for disposition as of December 31, 2002. In accordance with the provisions of SFAS 144, the results of operations of these franchises for the three months ended March 31, 2003 and 2002 were removed from the results of discontinued operations and included in the results of continuing operations in Sonic’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003.

This Current Report on Form 8-K updates certain financial information for the years ended December 31, 2002, 2001 and 2000 presented in Items 1, 6, 7 and 15(a) of the 2002 10-K to reflect the reclassifications of franchises between discontinued and continuing operations discussed above. This reclassification has no effect on Sonic’s:

•	reported net income or net income per share;

•	consolidated balance sheets;

•	statements of stockholders’ equity;

•	statements of cash flows; or

•	the discussion of liquidity and capital resources for these periods.

The updated financial information is set forth in Exhibit 99.1 to this Current Report.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Reclassified financial information for the years ended December 31, 2002, 2001 and 2000 in accordance with the provisions of SFAS 144

99.2	Risk Factors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

By:	/s/ E. Lee Wyatt
E. Lee Wyatt
Senior Vice President, Chief Financial Officer and Treasurer

Dated:  August 4, 2003

EXHIBIT INDEX

Attached as exhibits to this form are the documents listed below:

Exhibit	Document

23.1	Consent of Deloitte & Touche LLP

99.1	Reclassified financial information for the years ended December 31, 2002, 2001 and 2000 in accordance with the provisions of SFAS 144
99.2	Risk Factors

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